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                                                                                    EXHIBIT 10.1







May 16, 2003



Mr. A. J. C. Smith
630 Park Avenue
New York, NY 10021

Dear Ian,

The purpose of this letter is to confirm that the terms of your consultant agreement (described in the attached letter of June 1, 2000) regarding Section 3, Payment for Services, are amended to provide that for the period beginning June 1, 2003 through May 31, 2004 the Company will pay you an annual fee of $2,000,000 in equal monthly installments in arrears. Please indicate your acceptance below. Thank you.
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Sincerely,

/s/ Francis N. Bonsignore
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Senior Vice President, Executive
  Resources & Development


                                                      /s/ A.J.C. Smith
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                                                          Accepted
                                                         A. J. C. Smith